                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




                   November 6, 2002                       333-80361-01
   Date of Report (Date of earliest event reported)   Commission File Number




                               BOTTLING GROUP, LLC
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




                 Delaware                                        13-4042452
(State or other jurisdiction of incorporation or  (I.R.S. Employer Identification Number)
               organization)

                                  One Pepsi Way
                             Somers, New York 10589
               (Address of Principal Executive Offices) (Zip Code)


                                 (914) 767-6000
              (Registrant's telephone number, including area code)
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ITEM 5. OTHER EVENTS.

         On November 6, 2002, The Pepsi Bottling Group, Inc ("PBG") issued a press release announcing that it has successfully completed tender offers in the United States and in Mexico, through Bottling Group, LLC, the principal operating subsidiary of PBG, to acquire Pepsi-Gemex S.A. de C.V. ("Pepsi-Gemex"), and also announcing financial guidance for the year 2003 to incorporate the impact of the Pepsi-Gemex acquisition and an adjustment in pension expense. The press release is filed as Exhibit 99.1 hereto, and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibit 99.1      Press release dated November 6, 2002.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 6, 2002                  BOTTLING GROUP, LLC




                                        By:   /s/ Alfred H. Drewes
                                              ----------------------------------
                                              Alfred H. Drewes
                                              Principal Financial Officer